UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2019

Date of reporting period :	May 1, 2018 — April 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Capital Spectrum Fund

Annual report
4 | 30 | 19

This fund can invest in stocks and bonds across the capital structure, with flexibility to focus its investments.

FUND SYMBOL
CLASS A
PVSAX

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 10, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Capital Spectrum Fund has the flexibility to invest in securities across a company’s capital structure — an investment approach that requires specialized analytical skills and experience.

An experienced manager

Portfolio Manager David Glancy has been investing since 1987, building a record over three decades. He takes a flexible approach that focuses on corporate balance sheets, capital structure, and the fundamental strengths of individual companies.

2 Capital Spectrum Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9-11 for additional performance information. For a portion of the periods, the fund had expense limitations, and negative performance adjustments to the fund’s base management fee, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 14.

Capital Spectrum Fund 3

David has an M.B.A. from Goizueta Business School, Emory University, and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

Jacquelyne J. Cavanaugh is an Assistant Portfolio Manager of the fund.

David, how was the investing environment for the reporting period?

During the early months of the period, U.S. stocks advanced in response to strong economic growth, positive corporate earnings, and a combination of rising wages and low unemployment. Much of the momentum came in the third quarter of 2018 when investors appeared to downplay concerns about trade tensions and a global growth slowdown.

Investor sentiment became more cautious in the fourth quarter of 2018, sending the equity markets into a deep correction that was marked by extremely volatile moves. Worries about corporate earnings and global growth in light of the U.S. government shutdown, the pace of the Federal Reserve’s monetary tightening, and geopolitical risk weighed heavily on stocks. A flight to safety ensued as investors generally sold higher-risk assets and moved into more conservative investments.

The equity markets rebounded dramatically in the first quarter of 2019, with the S&P 500 Index posting its largest first-quarter gain since 2009. High-yield bonds enjoyed strong performance as well. Positive corporate earnings, the Fed’s dovish comments about its interest-rate

4 Capital Spectrum Fund

Allocations are shown as a percentage of portfolio market value as of 4/30/19. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Capital Spectrum Fund 5

policy, and optimism over a U.S.–China trade agreement rallied investor sentiment through period-end. While stocks and high-yield bonds generally trended higher, they occasionally retreated in response to protectionist trade policies and the United Kingdom’s efforts to exit from the European Union.

Despite the sell-off in the final months of 2018, U.S. stocks closed out the 12-month reporting period with a strong finish, posting a return of 13.49%, as measured by the S&P 500 Index.

How did the fund perform in this environment?

For the 12-month period, the fund posted a negative return and underperformed its benchmark, the Capital Spectrum Blended Index, and the broader markets.

It is important to note that the fund has a concentrated portfolio, meaning it is invested in a relatively small number of securities. Therefore, security-specific risks can cause the fund’s performance to diverge further from that of the overall stock market.

What holdings detracted from the fund’s performance during the period?

The fund’s leading detractors — EchoStar, DISH Network, and Jazz Pharmaceuticals — comprised the bulk of the underperformance relative to the benchmark. After EchoStar’s failed attempt to acquire a rival, investors became impatient waiting for the company to deploy cash with a new strategy and take advantage of the capacity on its balance sheet. EchoStar’s stock sold off sharply as a result. Shares of DISH languished as investors awaited the outcome of its attempt to build a wireless network that would satisfy FCC requirements. Finally, Jazz had been a strong performer for the fund overall but hit some bumps during the period. The company experienced delays in gaining FDA approvals of pipeline drugs and had some missteps with a few of the relatively smaller drugs in its product portfolio.

For the past three years, the fund has had a concentrated focus on EchoStar, DISH, and Jazz, due to our convictions about the potential for fundamentally transformative events for these companies. We believe that this potential still exists and continue to maintain large positions. However, we took advantage of the rally in January 2019 to reduce the size of these positions and deploy the sale proceeds into other investments. Accordingly, the fund’s weighting in these three stocks in aggregate was lower in the final months of the period than it was at the start of the period.

Did you make any other adjustments during the period?

We took steps to reposition the portfolio more broadly. As part of this effort, we took advantage of the volatility in the fourth quarter of 2018 and acquired several new positions at what we believed were steep discounts. This increased the fund’s total number of holdings and diversity of investment themes, as well as its exposure to large-cap companies.

The new holdings are defined by two themes. The first group represents companies that we believe can perform well in most economic environments regardless of Fed policy. Two examples at period-end were our investments in U.S. Treasury bonds and the stock of Amazon.com. The second group is defined by companies that we believe will do well if the U.S. dollar weakens versus foreign currencies. A weaker U.S. dollar makes American goods less expensive overseas. These companies tend to be multinationals and commodities-driven businesses, such as Coca-Cola and Cenovus Energy.

Could you mention securities that contributed to performance for the period?

The top contributor to performance was STAAR Surgical, which has seen strong demand for its implantable contact lenses. The company makes three models of lenses. One is for treatment of nearsightedness, which has been approved by the FDA. The others are

6 Capital Spectrum Fund

for nearsightedness with astigmatism and farsightedness. In September 2018, STAAR received a key approval from the FDA for its lenses to treat nearsightedness with astigmatism. The stock rallied in anticipation of increased sales in the United States and its expansion potential in international markets. Given STAAR Surgical’s strong performance, we sold the holding from the portfolio before period-end to lock in profits. Our investments in Micron Technology and W.R. Grace also aided results.

The fund has the flexibility to invest in high-yield bonds. Did the fund have positions in high-yield securities during the period?

Midway through the period, the fund had no exposure to high-yield bonds based on our assessment that they did not, at the time, offer attractive risk-reward characteristics. However, we continued to monitor the high-yield markets and, following the fourth-quarter 2018 market correction, we added a small position.

What was the status of the fund’s cash position at period-end?

Given our investment strategy of taking large, concentrated positions in a limited number of high-conviction securities, we keep a healthy reserve of cash on hand to respond quickly to new investment opportunities. Cash may also assist the fund in meeting redemptions. As of period-end, cash levels in the fund were lower than they were at the start of the period due to our repositioning efforts and meeting redemptions, particularly during the volatile fourth quarter of 2018.

What is your rationale for the fund’s concentrated strategy?

We believe the fund’s concentrated approach allows us to invest in what we consider to be our best ideas and helps differentiate the fund from

Allocations are shown as a percentage of portfolio market value as of 4/30/19. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Capital Spectrum Fund 7

its benchmark over time. Many of the investment themes surrounding these companies are long term in nature. However, in our view, investors have become impatient as they await developments, and securities can be unfairly tarnished during market corrections given short-sighted expectations.

Despite the fund’s recent underperformance, we continue to have a high level of confidence in our top holdings that contributed to that result. Our reasons for selecting the stocks are due to what we view as potential transformational events in their future. Despite the sometimes disappointing short-term results, we believe the bigger-picture outcomes are still possible, and shareholders will ultimately be rewarded for their patience.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Capital Spectrum Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (5/18/09)
Before sales charge	163.21%	10.22%	–7.19%	–1.48%	–5.12%	–1.74%	–8.48%
After sales charge	148.07	9.56	–12.52	–2.64	–10.57	–3.66	–13.74
Class B (5/18/09)
Before CDSC	147.95	9.56	–10.57	–2.21	–7.21	–2.47	–9.11
After CDSC	147.95	9.56	–12.14	–2.55	–9.89	–3.41	–13.66
Class C (5/18/09)
Before CDSC	144.29	9.39	–10.60	–2.22	–7.23	–2.47	–9.13
After CDSC	144.29	9.39	–10.60	–2.22	–7.23	–2.47	–10.04
Class M (5/18/09)
Before sales charge	150.39	9.66	–9.47	–1.97	–6.54	–2.23	–8.92
After sales charge	141.63	9.27	–12.64	–2.67	–9.81	–3.38	–12.11
Class R (5/18/09)
Net asset value	156.79	9.94	–8.35	–1.73	–5.82	–1.98	–8.68
Class Y (5/18/09)
Net asset value	169.88	10.49	–5.99	–1.23	–4.39	–1.48	–8.23

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, and negative performance adjustments to the fund’s base management fee, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Capital Spectrum Fund 9

Comparative index returns For periods ended 4/30/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Capital Spectrum
Blended Index*	233.74%	12.88%	49.80%	8.42%	39.31%	11.69%	10.25%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $24,795 and $24,429, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $24,163. A $10,000 investment in the fund’s class R and Y shares would have been valued at $25,679 and $26,988, respectively.

Fund price and distribution information For the 12-month period ended 4/30/19

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
4/30/18	$32.19	$34.15	$30.62	$30.55	$31.16	$32.29	$31.67	$32.58
4/30/19	29.46	31.26	27.83	27.76	28.38	29.41	28.92	29.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

10 Capital Spectrum Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (5/18/09)
Before sales charge	157.31%	10.05%	–11.73%	–2.46%	–4.67%	–1.58%	–12.59%
After sales charge	142.52	9.39	–16.81	–3.61	–10.15	–3.51	–17.62
Class B (5/18/09)
Before CDSC	142.40	9.39	–14.97	–3.19	–6.80	–2.32	–13.23
After CDSC	142.40	9.39	–16.46	–3.53	–9.49	–3.27	–17.57
Class C (5/18/09)
Before CDSC	138.93	9.23	–14.98	–3.19	–6.81	–2.32	–13.26
After CDSC	138.93	9.23	–14.98	–3.19	–6.81	–2.32	–14.13
Class M (5/18/09)
Before sales charge	144.92	9.50	–13.90	–2.95	–6.08	–2.07	–13.01
After sales charge	136.35	9.11	–16.91	–3.64	–9.37	–3.23	–16.05
Class R (5/18/09)
Net asset value	151.11	9.78	–12.80	–2.70	–5.38	–1.83	–12.80
Class Y (5/18/09)
Net asset value	163.74	10.33	–10.59	–2.21	–3.95	–1.34	–12.36

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/18	0.66%	1.41%	1.41%	1.16%	0.91%	0.41%
Annualized expense ratio for the
six-month period ended 4/30/19*†	0.13%	0.88%	0.88%	0.63%	0.38%	–0.12%‡

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 1.19% from annualizing the performance fee adjustment for the six months ended 4/30/19.

‡ Class Y annualized expense ratio for the most recent six-month period is negative because the fund’s negative performance adjustment for the period exceeded the fund’s base management fee. Consequently, Putnam Management made a payment to the fund in an amount that exceeded the expenses of class Y shares.

Capital Spectrum Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/18 to 4/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$0.64	$4.35	$4.35	$3.11	$1.88	–$0.59
Ending value (after expenses)	$994.90	$991.40	$991.40	$992.30	$993.80	$996.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/19, use the following calculation method. To find the value of your investment on 11/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$0.65	$4.41	$4.41	$3.16	$1.91	–$0.60
Ending value (after expenses)	$1,024.15	$1,020.43	$1,020.43	$1,021.67	$1,022.91	$1,025.39

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Capital Spectrum Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, particularly for larger investments. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it may concentrate its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s non-diversified status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified fund”, and the fund’s use of short selling can increase the risks of investing in the fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time, the fund may, without limit, emphasize investments in a particular type of security (i.e., in particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage- and other asset-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Capital Spectrum Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Capital Spectrum Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2019, Putnam employees had approximately $507,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Capital Spectrum Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Capital Spectrum Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Capital Spectrum Fund 17

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Capital Spectrum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Capital Spectrum Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

18 Capital Spectrum Fund

The fund’s portfolio 4/30/19

COMMON STOCKS (66.9%)*	Shares	Value
Aerospace and defense (2.2%)
Airbus SE (France)	12,443	$1,702,564
General Dynamics Corp.	38,200	6,827,104
Northrop Grumman Corp.	30,200	8,755,282
		17,284,950
Banking (1.7%)
Bank of America Corp.	154,000	4,709,320
JPMorgan Chase & Co.	43,500	5,048,175
SunTrust Banks, Inc.	54,600	3,575,208
		13,332,703
Beverage (0.9%)
Coca-Cola Co. (The)	149,600	7,339,376
		7,339,376
Biotechnology (1.2%)
Medicines Co. (The) † S	293,200	9,367,740
		9,367,740
Cable television (15.7%)
DISH Network Corp. Class A † S	3,508,514	123,219,012
		123,219,012
Chemicals (4.0%)
W.R. Grace & Co.	417,832	31,579,743
		31,579,743
Commercial and consumer services (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $351) (Private)
(Germany) † ∆∆ F	264	222
New Middle East Other Assets GmbH (acquired 8/2/13, cost $136)
(Private) (Germany) † ∆∆ F	102	86
		308
Computers (1.0%)
Apple, Inc.	37,800	7,585,326
		7,585,326
Consumer finance (0.7%)
Capital One Financial Corp.	55,000	5,105,650
		5,105,650
Consumer services (0.5%)
Global Fashion Group SA (acquired 8/2/13, cost $17,399,601) (Private)
(Luxembourg) † ∆∆ F	410,732	3,704,069
		3,704,069
Electrical equipment (0.4%)
Honeywell International, Inc.	16,700	2,899,621
		2,899,621
Electronics (0.5%)
Micron Technology, Inc. †	92,700	3,898,962
		3,898,962
Energy (oil field) (0.4%)
Schlumberger, Ltd.	80,900	3,452,812
		3,452,812

Capital Spectrum Fund 19

COMMON STOCKS (66.9%)* cont.	Shares	Value
Household furniture and appliances (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $351) (Private)
(Germany) † ∆∆ F	528	$444
		444
Investment banking/Brokerage (0.9%)
Altisource Portfolio Solutions SA †	300,060	7,102,420
		7,102,420
Machinery (0.6%)
Roper Technologies, Inc.	13,400	4,819,980
		4,819,980
Metals (1.1%)
Freeport-McMoRan, Inc. (Indonesia)	333,900	4,110,309
Glencore PLC (United Kingdom)	1,124,333	4,487,950
		8,598,259
Natural gas utilities (0.5%)
Kinder Morgan, Inc.	196,000	3,894,520
		3,894,520
Oil and gas (4.6%)
Cenovus Energy, Inc. (Canada)	552,600	5,477,740
Pioneer Natural Resources Co.	182,300	30,345,658
		35,823,398
Pharmaceuticals (13.1%)
Jazz Pharmaceuticals PLC †	708,848	91,987,205
Merck & Co., Inc.	130,000	10,232,300
		102,219,505
Real estate (0.3%)
Gaming and Leisure Properties, Inc. R	58,400	2,358,192
		2,358,192
Retail (1.9%)
Amazon.com, Inc. †	4,379	8,436,231
Walmart, Inc.	61,000	6,273,240
		14,709,471
Semiconductor (0.6%)
Applied Materials, Inc.	111,800	4,927,026
		4,927,026
Software (1.1%)
Microsoft Corp.	65,600	8,567,360
		8,567,360
Technology services (2.5%)
Alphabet, Inc. Class C †	14,700	17,470,656
DXC Technology Co.	37,300	2,452,102
		19,922,758
Telecommunications (10.5%)
EchoStar Corp. Class A †	1,991,119	79,346,092
Intelsat SA (Luxembourg) † S	143,900	2,912,536
		82,258,628
Total common stocks (cost $372,223,839)		$523,972,233

20 Capital Spectrum Fund

CONVERTIBLE PREFERRED STOCKS (8.3%)*	Shares	Value
Consumer services (7.6%)
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$41,229,017) (Private) † ∆∆ F	1,219,168	$59,458,823
		59,458,823
Investment banking/Brokerage (0.7%)
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $31,800,000) (Virgin Islands) (Private) † ∆∆ F	31,800	5,724,000
		5,724,000
Total convertible preferred stocks (cost $73,029,017)		$65,182,823

U.S. GOVERNMENT AGENCY	Principal
MORTGAGE OBLIGATIONS (5.1%)*	amount	Value
Federal National Mortgage Association Pass-Through Certificates
4.50%, 2/1/49	$4,953,123	$5,263,453
4.00%, TBA, 6/1/49	5,000,000	5,127,539
4.00%, TBA, 5/1/49	5,000,000	5,130,860
4.00%, 7/1/48	4,976,772	5,185,640
3.50%, TBA, 6/1/49	5,000,000	5,041,406
3.50%, TBA, 5/1/49	5,000,000	5,044,922
3.00%, 3/1/47	8,882,854	8,863,273
Total U.S. government agency mortgage obligations (cost $39,463,415)		$39,657,093

	Principal
U.S. TREASURY OBLIGATIONS (3.9%)*	amount	Value
U.S. Treasury Notes
2.875%, 11/30/23 ‡	$15,000,000	$15,393,867
2.75%, 11/30/20	15,000,000	15,100,547
Total U.S. treasury obligations (cost $30,219,973)		$30,494,414

INVESTMENT COMPANIES (4.9%)*	Shares	Value
Energy Select Sector SPDR Fund S	108,000	$7,139,880
VanEck Vectors Gold Miners ETF S	1,443,400	30,152,626
VanEck Vectors Oil Services ETF S	64,500	1,075,215
Total investment companies (cost $42,294,890)		$38,367,721

	Principal
CORPORATE BONDS AND NOTES (3.4%)*	amount	Value
Ball Corp. company guaranty sr. unsec. unsub. notes
4.375%, 12/15/20	$4,000,000	$4,065,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	2,000,000	2,107,500
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	2,000,000	2,050,000
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	2,000,000	2,020,680
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	2,000,000	2,045,000
HCA, Inc. company guaranty sr. notes 4.25%, 10/15/19	4,000,000	4,026,068

Capital Spectrum Fund 21

	Principal
CORPORATE BONDS AND NOTES (3.4%)* cont.	amount	Value
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	$2,000,000	$2,030,000
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	2,000,000	2,020,000
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,000,000	2,045,000
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	2,000,000	2,032,500
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	2,000,000	2,059,689
Total corporate bonds and notes (cost $26,073,486)		$26,501,437

PREFERRED STOCKS (0.6%)*	Shares	Value
Ligado Networks, LLC Ser. A-2, 16.625% sr. pfd. (acquired 12/7/15, cost
$27,599,994) (Private) † ∆∆ F	2,840,908	$4,829,544
Total preferred stocks (cost $27,599,994)		$4,829,544

SHORT-TERM INVESTMENTS (21.4%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.72% [d]	84,970,385	$84,970,385
Putnam Short Term Investment Fund 2.60% L	83,116,487	83,116,487
Total short-term investments (cost $168,086,872)		$168,086,872

TOTAL INVESTMENTS
Total investments (cost $778,991,486)		$897,092,137

Key to holding’s abbreviations

ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2018 through April 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $783,733,250.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $73,717,188, or 9.4% of net assets.

‡ This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

22 Capital Spectrum Fund

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $17,095,652 to cover securities sold short and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

TBA SALE COMMITMENTS OUTSTANDING at 4/30/19 (proceeds receivable $10,175,489)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 5/1/49	$5,000,000	5/13/19	$5,130,860
Federal National Mortgage Association, 3.50%, 5/1/49	5,000,000	5/13/19	5,044,922
Total			$10,175,782

Securities sold short at 4/30/19

COMMON STOCKS (0.9%)*	Shares	Value
Commercial and consumer services (0.3%)
Rollins, Inc.	52,800	$2,041,776
		2,041,776
Conglomerates (0.3%)
General Electric Co.	247,500	2,517,075
		2,517,075
Entertainment (0.3%)
Planet Fitness, Inc. Class A †	31,200	2,361,840
		2,361,840
Total securities sold short (proceeds receivable $6,225,421)		$6,920,691

Capital Spectrum Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$35,690,052	$4,487,950	$—
Capital goods	23,301,987	1,702,564	—
Communication services	205,477,640	—	—
Consumer cyclicals	14,709,471	—	752
Consumer staples	7,339,376	—	3,704,069
Energy	39,276,210	—	—
Financials	27,898,965	—	—
Health care	111,587,245	—	—
Technology	44,901,432	—	—
Utilities and power	3,894,520	—	—
Total common stocks	514,076,898	6,190,514	3,704,821

Convertible preferred stocks	—	—	65,182,823
Corporate bonds and notes	—	26,501,437	—
Investment companies	38,367,721	—	—
Preferred stocks	—	—	4,829,544
U.S. government agency mortgage obligations	—	39,657,093	—
U.S. treasury obligations	—	30,494,414	—
Short-term investments	83,116,487	84,970,385	—
Totals by level	$635,561,106	$187,813,843	$73,717,188

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
TBA sale commitments	$—	$(10,175,782)	$—
Securities sold short	(6,920,691)	—	—
Totals by level	$(6,920,691)	$(10,175,782)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

24 Capital Spectrum Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/				transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/18	premiums	gain/(loss)	tion)#	purchases	from sales	Level 3†	Level 3†	4/30/19
Common stocks*:
Consumer cyclicals	$809	$—	$—	$(57)	$—	$—	$—	$—	$752
Consumer staples	3,988,080	—	—	(284,011)	—	—	—	—	3,704,069
Total common stocks	$3,988,889	$—	$—	$(284,068)	$—	$—	$—	$—	$3,704,821
Convertible preferred
stocks	$53,631,070	—	432,730	13,948,189	—	(2,829,166)	—	—	$65,182,823
Preferred stocks	$22,080,024	—	—	(17,250,480)	—	—	—	—	$4,829,544
Totals	$79,699,983	$—	$432,730	$(3,586,359)	$—	$(2,829,166)	$—	$—	$73,717,188

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the period did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(3,648,190) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input[1]
		Market
Private Equity	$752	transaction	Liquidity discount	25%	Decrease
		price
			EV/sales multiple	1.1x–2.0x (1.507x)[2]	Increase
Private equity	$3,704,069	Comparable	Liquidity discount	25%	Decrease
		multiples
			Uncertainty discount	10%	Decrease
Private Equity	$4,829,544	Liquidation	Asset value on liquidation	$0.00–$3.42/share	Increase
		value
Private Equity	$5,724,000	Redemption	Redemption value	$200/Share	Increase
		value	Uncertainty discount	10%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

2 Based on estimated fiscal year 2018 EV/sales peer multiples.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 25

Statement of assets and liabilities 4/30/19

ASSETS
Investment in securities, at value, including $82,611,242 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $610,904,614)	$729,005,265
Affiliated issuers (identified cost $168,086,872) (Notes 1 and 5)	168,086,872
Dividends, interest and other receivables	2,282,806
Receivable for shares of the fund sold	220,128
Receivable for investments sold	2,082,544
Receivable for sales of TBA securities (Note 1)	8,133,720
Receivable from Manager (Note 2)	356,531
Prepaid assets	59,891
Total assets	910,227,757

LIABILITIES
Payable to custodian	38
Payable for purchases of TBA securities (Note 1)	18,317,275
Payable for shares of the fund repurchased	4,673,711
Payable for custodian fees (Note 2)	16,582
Payable for investor servicing fees (Note 2)	271,057
Payable for Trustee compensation and expenses (Note 2)	488,146
Payable for administrative services (Note 2)	4,023
Payable for distribution fees (Note 2)	266,412
TBA sale commitments, at value (proceeds receivable $10,175,489) (Note 1)	10,175,782
Securities sold short, at value (proceeds receivable $6,225,421) (Note 1)	6,920,691
Collateral on securities loaned, at value (Note 1)	84,970,385
Other accrued expenses	390,405
Total liabilities	126,494,507

Net assets	$783,733,250

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$531,901,767
Total distributable earnings (Note 1)	251,831,483
Total — Representing net assets applicable to capital shares outstanding	$783,733,250

(Continued on next page)

26 Capital Spectrum Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($241,422,016 divided by 8,193,719 shares)	$29.46
Offering price per class A share (100/94.25 of $29.46)*	$31.26
Net asset value and offering price per class B share ($26,428,834 divided by 949,818 shares)**	$27.83
Net asset value and offering price per class C share ($225,707,950 divided by 8,130,171 shares)**	$27.76
Net asset value and redemption price per class M share ($3,728,784 divided by 131,373 shares)	$28.38
Offering price per class M share (100/96.50 of $28.38)*	$29.41
Net asset value, offering price and redemption price per class R share
($4,390,207 divided by 151,797 shares)	$28.92
Net asset value, offering price and redemption price per class Y share
($282,055,459 divided by 9,433,664 shares)	$29.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 27

Statement of operations Year ended 4/30/19

INVESTMENT INCOME
Interest (including interest income of $2,764,174 from investments in affiliated issuers) (Note 5)	$3,917,089
Dividends (net of foreign tax of $8,325)	2,490,893
Payment-in-kind interest	1,545,200
Securities lending (net of expenses) (Notes 1 and 5)	65,680
Total investment income	8,018,862

EXPENSES
Compensation of Manager (net of performance adjustment of $(13,093,870)) (Note 2)	(2,999,502)
Investor servicing fees (Note 2)	2,590,656
Custodian fees (Note 2)	18,854
Trustee compensation and expenses (Note 2)	74,750
Distribution fees (Note 2)	4,739,296
Administrative services (Note 2)	35,007
Dividend expense for short sales (Note 1)	117,695
Interest expense for short sales (Note 1)	6,442
Legal	329,024
Other	422,383
Total expenses	5,334,605
Expense reduction (Note 2)	(33,183)
Net expenses	5,301,422

Net investment income	2,717,440

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	47,270,579
Securities from affiliated issuers (Notes 1, 3 and 5)	95,320,729
Net increase from payments by affiliates (Note 2)	308,871
Foreign currency transactions (Note 1)	(3,725)
Futures contracts (Note 1)	535,813
Securities sold short (Note 1)	(245,910)
Written options (Note 1)	54,288
Total net realized gain	143,240,645
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(169,438,949)
Securities from affiliated issuers (Note 5)	(104,592,519)
Securities sold short	(695,270)
Total change in net unrealized depreciation	(274,726,738)

Net loss on investments	(131,486,093)

Net decrease in net assets resulting from operations	$(128,768,653)

The accompanying notes are an integral part of these financial statements.

28 Capital Spectrum Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/19	Year ended 4/30/18
Operations
Net investment income (loss)	$2,717,440	$(1,205,790)
Net realized gain on investments
and foreign currency transactions	143,240,645	107,775,689
Change in net unrealized depreciation of investments	(274,726,738)	(512,500,127)
Net decrease in net assets resulting from operations	(128,768,653)	(405,930,228)
Decrease from capital share transactions (Note 4)	(1,308,914,324)	(1,367,335,640)
Total decrease in net assets	(1,437,682,977)	(1,773,265,868)

NET ASSETS
Beginning of year	2,221,416,227	3,994,682,095
End of year (Note 1)	$783,733,250	$2,221,416,227

The accompanying notes are an integral part of these financial statements.

Capital Spectrum Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
April 30, 2019	$32.19	.09	(2.82)	(2.73)	—	—	—	—	$29.46	(8.48)	$241,422	.29[d]	.26	35
April 30, 2018	36.82	.01	(4.64)	(4.63)	—	—	—	—	32.19	(12.57)	469,195.65		.02	2
April 30, 2017	32.22	(.07)	5.92	5.85	—	(1.24)	(.01)	(1.25)	36.82	18.59	846,487	.96[d]	(.21)	9
April 30, 2016	38.02	(.18)	(3.68)	(3.86)	—[e]	(1.94)	—	(1.94)	32.22	(10.40)	1,775,054	1.35[d,f]	(.50)[f]	31
April 30, 2015	36.17	(.19)	3.54	3.35	—	(1.50)	—	(1.50)	38.02	9.17	2,966,035	1.25[d]	(.51)	43
Class B
April 30, 2019	$30.62	(.14)	(2.65)	(2.79)	—	—	—	—	$27.83	(9.11)	$26,429	1.04[d]	(.48)	35
April 30, 2018	35.30	(.24)	(4.44)	(4.68)	—	—	—	—	30.62	(13.26)	48,451	1.40	(.73)	2
April 30, 2017	31.17	(.31)	5.69	5.38	—	(1.24)	(.01)	(1.25)	35.30	17.69	79,363	1.71[d]	(.98)	9
April 30, 2016	37.12	(.43)	(3.58)	(4.01)	—	(1.94)	—	(1.94)	31.17	(11.07)	86,196	2.10[d,f]	(1.27)[f]	31
April 30, 2015	35.60	(.47)	3.49	3.02	—	(1.50)	—	(1.50)	37.12	8.38	107,384	2.00[d]	(1.26)	43
Class C
April 30, 2019	$30.55	(.14)	(2.65)	(2.79)	—	—	—	—	$27.76	(9.13)	$225,708	1.04[d]	(.48)	35
April 30, 2018	35.22	(.25)	(4.42)	(4.67)	—	—	—	—	30.55	(13.26)	509,245	1.40	(.73)	2
April 30, 2017	31.10	(.31)	5.68	5.37	—	(1.24)	(.01)	(1.25)	35.22	17.70	964,705	1.71[d]	(.97)	9
April 30, 2016	37.04	(.42)	(3.58)	(4.00)	—	(1.94)	—	(1.94)	31.10	(11.07)	1,383,733	2.10[d,f]	(1.26)[f]	31
April 30, 2015	35.53	(.47)	3.48	3.01	—	(1.50)	—	(1.50)	37.04	8.37	2,024,513	2.00[d]	(1.26)	43
Class M
April 30, 2019	$31.16	(.06)	(2.72)	(2.78)	—	—	—	—	$28.38	(8.92)	$3,729	.79[d]	(.25)	35
April 30, 2018	35.83	(.16)	(4.51)	(4.67)	—	—	—	—	31.16	(13.03)	5,371	1.15	(.48)	2
April 30, 2017	31.54	(.23)	5.77	5.54	—	(1.24)	(.01)	(1.25)	35.83	17.99	7,867	1.46[d]	(.72)	9
April 30, 2016	37.44	(.35)	(3.61)	(3.96)	—	(1.94)	—	(1.94)	31.54	(10.84)	10,378	1.85[d,f]	(1.01)[f]	31
April 30, 2015	35.81	(.38)	3.51	3.13	—	(1.50)	—	(1.50)	37.44	8.64	15,446	1.75[d]	(1.00)	43
Class R
April 30, 2019	$31.67	.01	(2.76)	(2.75)	—	—	—	—	$28.92	(8.68)	$4,390	.54[d]	.01	35
April 30, 2018	36.33	(.08)	(4.58)	(4.66)	—	—	—	—	31.67	(12.83)	7,326.90		(.23)	2
April 30, 2017	31.88	(.16)	5.86	5.70	—	(1.24)	(.01)	(1.25)	36.33	18.31	12,106	1.21[d]	(.48)	9
April 30, 2016	37.73	(.26)	(3.65)	(3.91)	—	(1.94)	—	(1.94)	31.88	(10.62)	13,765	1.60[d,f]	(.76)[f]	31
April 30, 2015	36.00	(.29)	3.52	3.23	—	(1.50)	—	(1.50)	37.73	8.88	18,448	1.50[d]	(.76)	43
Class Y
April 30, 2019	$32.58	.17	(2.85)	(2.68)	—	—	—	—	$29.90	(8.23)	$282,055	.04[d]	.54	35
April 30, 2018	37.18	.10	(4.70)	(4.60)	—	—	—	—	32.58	(12.37)	1,181,829.40		.27	2
April 30, 2017	32.44	.01	5.98	5.99	—	(1.24)	(.01)	(1.25)	37.18	18.89	2,084,155	.71[d]	.02	9
April 30, 2016	38.28	(.09)	(3.70)	(3.79)	(.11)	(1.94)	—	(2.05)	32.44	(10.16)	2,788,891	1.10[d,f]	(.24)[f]	31
April 30, 2015	36.32	(.10)	3.56	3.46	—	(1.50)	—	(1.50)	38.28	9.44	5,389,958	1.00[d]	(.26)	43

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Capital Spectrum Fund	Capital Spectrum Fund 31

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of average net assets
April 30, 2019	0.01%
April 30, 2017	0.04
April 30, 2016	0.09
April 30, 2015	0.01

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Capital Spectrum Fund

Notes to financial statements 4/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2018 through April 30, 2019.

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. The fund invests in equity and fixed-income securities, including floating and fixed rate bank loans and both growth and value stocks, of companies of any size that Putnam Management believes have favorable investment potential. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. Furthermore, the fund has the flexibility to focus its investments in particular types of securities. From time to time the fund may, without limit, emphasize investments in a particular type of security (i.e., in a particular part of the capital structure) at various points during a credit cycle. This may mean that the fund may invest only modestly, or not at all, in fixed-income or equity securities at any given time. In recent years, a significant majority of the fund’s investments have consisted of equity securities. Putnam Management expects the fund to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed-income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in fixed-income securities of other issuers, in securitized debt instruments (such as mortgage- and asset-backed securities), and in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also engage in short sales of securities and may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Capital Spectrum Fund 33

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

34 Capital Spectrum Fund

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Capital Spectrum Fund 35

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other

36 Capital Spectrum Fund

things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, the value of the securities sold short amounted to $6,920,691 and the fund posted collateral of $7,183,394. Collateral may include amounts related to unsettled trades.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $84,970,385 and the value of securities loaned amounted to $82,611,242.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder

Capital Spectrum Fund 37

redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from interest on payment-in-kind securities, from partnership income and from a securities litigation payments basis adjustment. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,083,904 to increase undistributed net investment income, $186,709 to decrease paid-in capital and $1,897,195 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$224,490,386
Unrealized depreciation	(79,231,934)
Net unrealized appreciation	145,258,452
Undistributed ordinary income	4,778,705
Undistributed long-term gain	98,914,632
Undistributed short-term gain	2,879,694
Cost for federal income tax purposes	$734,737,212

For the fiscal year ended April 30, 2018, the fund had accumulated net investment loss of $22,639.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

38 Capital Spectrum Fund

all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,
0.830%	of the next $5 billion,	0.660%	of the next $50 billion,
0.780%	of the next $10 billion,	0.650%	of the next $100 billion and
0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund. During the reporting period, the fund’s negative performance adjustment exceeded the base fee by $2,999,502 and consequently Putnam Management made a payment in this amount to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of –0.213% of the fund’s average net assets, which included an effective base fee of 0.717% and a decrease of 0.930% ($13,093,870) based on performance.

Putnam Management has contractually agreed, through August 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

During the reporting period, Putnam Management reimbursed the fund $308,871 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Capital Spectrum Fund 39

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$635,737	Class R	10,630
Class B	68,894	Class Y	1,222,195
Class C	644,776	Total	$2,590,656
Class M	8,424

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,960 under the expense offset arrangements and by $27,223 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $579, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$851,175
Class B	1.00%	1.00%	367,652
Class C	1.00%	1.00%	3,458,663
Class M	1.00%	0.75%	33,457
Class R	1.00%	0.50%	28,349
Total			$4,739,296

40 Capital Spectrum Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,358 and $500 from the sale of class A and class M shares, respectively, and received $22,219 and $3,740 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $103 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$406,019,540	$1,699,307,417
U.S. government securities (Long-term)	30,240,234	—
Securities sold short	5,054,941	11,034,451
Total	$441,314,715	$1,710,341,868

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	597,769	$18,696,388	1,405,089	$49,580,689
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	597,769	18,696,388	1,405,089	49,580,689
Shares repurchased	(6,982,045)	(216,098,656)	(9,814,095)	(342,972,699)
Net decrease	(6,384,276)	$(197,402,268)	(8,409,006)	$(293,392,010)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	6,166	$183,158	34,375	$1,197,621
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	6,166	183,158	34,375	1,197,621
Shares repurchased	(638,477)	(18,513,884)	(700,368)	(23,239,474)
Net decrease	(632,311)	$(18,330,726)	(665,993)	$(22,041,853)

Capital Spectrum Fund 41

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	223,731	$6,409,567	728,240	$24,747,611
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	223,731	6,409,567	728,240	24,747,611
Shares repurchased	(8,760,940)	(257,251,513)	(11,450,741)	(381,197,811)
Net decrease	(8,537,209)	$(250,841,946)	(10,722,501)	$(356,450,200)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	9,824	$278,454	16,693	$575,993
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	9,824	278,454	16,693	575,993
Shares repurchased	(50,802)	(1,494,668)	(63,905)	(2,159,517)
Net decrease	(40,978)	$(1,216,214)	(47,212)	$(1,583,524)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	23,805	$720,074	59,161	$2,077,056
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	23,805	720,074	59,161	2,077,056
Shares repurchased	(103,301)	(3,140,895)	(161,089)	(5,571,115)
Net decrease	(79,496)	$(2,420,821)	(101,928)	$(3,494,059)

	YEAR ENDED 4/30/19		YEAR ENDED 4/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,348,651	$73,960,335	8,718,921	$312,595,051
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	2,348,651	73,960,335	8,718,921	312,595,051
Shares repurchased	(29,192,085)	(912,662,684)	(28,498,615)	(1,002,969,045)
Net decrease	(26,843,434)	$(838,702,349)	(19,779,694)	$(690,373,994)

42 Capital Spectrum Fund

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Capital Spectrum Fund 43

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Change in
						unrealized	Shares
	Fair value as			Investment		appreciation	outstanding as	Fair value as
Name of affiliate	of 4/30/18	Purchase cost	Sale proceeds	income	Realized gain (loss)	(depreciation)	of 4/30/19	of 4/30/19
Short-term investments
Putnam Cash Collateral Pool, LLC*	$18,297,500	$488,775,344	$422,102,459	$401,333	$—	$—	84,970,385	$84,970,385
Putnam Short Term Investment Fund**	114,737,488	988,657,866	1,020,278,867	2,764,174	—	—	83,116,487	83,116,487
Total Short-term investments	133,034,988	1,477,433,210	1,442,381,326	3,165,507	—	—	168,086,872	168,086,872
Common stocks‡
Financials
Altisource Portfolio Solutions SA†	23,733,094	—	14,655,705	—	(24,256,419)	22,281,449	—	—
Front Yard Residential Corp.	52,190,884	—	51,428,749	—	(76,737,669)	75,442,517	—	—
Health care
Jazz Pharmaceuticals PLC†	628,083,322	—	530,094,449	—	196,314,817	(202,316,485)	—	—
Total Common stocks	704,007,300	—	596,178,903	—	95,320,729	(104,592,519)	—	—
Totals	$837,042,288	$1,477,433,210	$2,038,560,229	$3,165,507	$95,320,729	$(104,592,519)	168,086,872	$168,086,872

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

‡ Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Security was not in affiliation as of the end of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

44 Capital Spectrum Fund	Capital Spectrum Fund 45

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$54,288	$535,813	$590,101
Total	$54,288	$535,813	$590,101

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

46 Capital Spectrum Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $108,806,095 as a capital gain dividend with respect to the taxable year ended April 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 4.24% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 27.09%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Capital Spectrum Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

48 Capital Spectrum Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Capital Spectrum Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

50 Capital Spectrum Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

Capital Spectrum Fund 51

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Capital Spectrum Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Call Putnam at 1-800-225-1581.

AN105 316780 6/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2019	$151,041	$ —	$12,815	$ —
April 30, 2018	$212,663	$ —	$10,312	$4,423

For the fiscal years ended April 30, 2019 and April 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $559,799 and $491,780 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2019	$ —	$546,984	$ —	$ —

April 30, 2018	$ —	$477,043	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 26, 2019